                                               EXHIBIT 10.6 (A) Richland County

                           PARTIAL RELEASE OF MORTGAGE

         Old Kent Bank, successor in interest to Old Kent Bank and Trust Company, as mortgagee (the "Mortgagee"), under that certain Open-End Mortgage, Assignment of Rents and Security Agreement from D.I.Y. Home Warehouse, Inc., an Ohio corporation, as mortgagor (the "Mortgagor"), dated December 23, 1994, RECORDED WITH THE RICHLAND COUNTY, OHIO RECORDER ON DECEMBER 27, 1994, IN OFFICIAL RECORD VOLUME 344, PAGE 1, given as security for payment of the indebtedness of the Mortgagor to the Mortgagee, for value received, hereby releases from the terms of the Mortgage all of the Mortgagee's interest in the property that is subject to the Mortgage, which property is described in Exhibit A attached hereto.

         IN WITNESS WHEREOF, the undersigned has executed this Partial Release of Mortgage as of this 28th day of October, 1998.

Signed and acknowledged
in the presence of:                OLD KENT BANK, as successor in interest to
                                   Old Kent Bank and Trust Company


/s/ LEO C. KUJAWA                  By:   /s/ ROBERT F. GRANT
----------------------                   -------------------------
Name: Leo C. Kujawa                Name: Robert F. Grant
                                   Its:  Senior Vice President

/s/ PAUL G. IRWIN
----------------------
Name: Paul G. Irwin

                                                EXHIBIT 10.6 (B) Stark County

                           PARTIAL RELEASE OF MORTGAGE

         Old Kent Bank, successor in interest to Old Kent Bank and Trust Company, as mortgagee (the "Mortgagee"), under that certain Open-End Mortgage, Assignment of Rents and Security Agreement from D.I.Y. Home Warehouse, Inc., an Ohio corporation, as mortgagor (the "Mortgagor"), dated December 23, 1994, RECORDED WITH THE STARK COUNTY, OHIO RECORDER ON DECEMBER 27, 1994, IN OFFICIAL RECORD VOLUME 1758, PAGE 155, given as security for payment of the indebtedness of the Mortgagor to the Mortgagee, for value received, hereby releases from the terms of the Mortgage all of the Mortgagee's interest in the property that is subject to the Mortgage, which property is described in Exhibit A attached hereto.

         IN WITNESS WHEREOF, the undersigned has executed this Partial Release of Mortgage as of this 28th day of October, 1998.

Signed and acknowledged
in the presence of:                OLD KENT BANK, as successor in interest to
                                   Old Kent Bank and Trust Company


/s/ LEO C. KUJAWA                  By:   /s/ ROBERT F. GRANT
------------------------                 --------------------------
Name: Leo C. Kujawa                Name: Robert F. Grant
                                   Its:  Senior Vice President

/s/ PAUL G. IRWIN
------------------------
Name: Paul G. Irwin

                                                  EXHIBIT 10.6 (C) Summit County

                           PARTIAL RELEASE OF MORTGAGE

         Old Kent Bank, successor in interest to Old Kent Bank and Trust Company, as mortgagee (the "Mortgagee"), under that certain Open-End Mortgage, Assignment of Rents and Security Agreement from D.I.Y. Home Warehouse, Inc., an Ohio corporation, as mortgagor (the "Mortgagor"), dated December 23, 1994, RECORDED WITH THE SUMMIT COUNTY, OHIO RECORDER ON DECEMBER 27, 1994, IN OFFICIAL RECORD VOLUME 1828, PAGE 670, given as security for payment of the indebtedness of the Mortgagor to the Mortgagee, for value received, hereby releases from the terms of the Mortgage all of the Mortgagee's interest in the property that is subject to the Mortgage, which property is described in Exhibit A attached hereto.

         IN WITNESS WHEREOF, the undersigned has executed this Partial Release of Mortgage as of this 28th day of October, 1998.

Signed and acknowledged
in the presence of:                  OLD KENT BANK, as successor in interest to
                                     Old Kent Bank and Trust Company


/s/ LEO C. KUJAWA                    By:   /s/ ROBERT F. GRANT
-----------------------                    --------------------------
Name: Leo C. Kujawa                  Name: Robert F. Grant
                                     Its:  Senior Vice President

/s/ PAUL G. IRWIN
-----------------------
Name: Paul G. Irwin

                                                  EXHIBIT 10.6 (D) Summit County

                           PARTIAL RELEASE OF MORTGAGE

         Old Kent Bank, successor in interest to Old Kent Bank and Trust Company, as mortgagee (the "Mortgagee"), under that certain Open-End Mortgage, Assignment of Rents and Security Agreement from D.I.Y. Home Warehouse, Inc., an Ohio corporation, as mortgagor (the "Mortgagor"), dated September 15, 1995, RECORDED WITH THE SUMMIT COUNTY, OHIO RECORDER ON SEPTEMBER 18, 1995, IN OFFICIAL RECORD VOLUME 2011, PAGE 370, given as security for payment of the indebtedness of the Mortgagor to the Mortgagee, for value received, hereby releases from the terms of the Mortgage all of the Mortgagee's interest in the property that is subject to the Mortgage, which property is described in Exhibit A attached hereto.

         IN WITNESS WHEREOF, the undersigned has executed this Partial Release of Mortgage as of this 28th day of October, 1998.

Signed and acknowledged
in the presence of:                   OLD KENT BANK, as successor in interest to
                                      Old Kent Bank and Trust Company


/s/ LEO C. KUJAWA                     By:   /s/ ROBERT F. GRANT
-----------------------                     -------------------------
Name: Leo C. Kujawa                   Name: Robert F. Grant
                                      Its:  Senior Vice President

/s/ PAUL G. IRWIN
-----------------------
Name: Paul G. Irwin

                                                EXHIBIT 10.6 (E) Trumbull County

                           PARTIAL RELEASE OF MORTGAGE

         Old Kent Bank, successor in interest to Old Kent Bank and Trust Company, as mortgagee (the "Mortgagee"), under that certain Open-End Mortgage, Assignment of Rents and Security Agreement from D.I.Y. Home Warehouse, Inc., an Ohio corporation, as mortgagor (the "Mortgagor"), dated September 15, 1995, RECORDED WITH THE TRUMBULL COUNTY, OHIO RECORDER ON SEPTEMBER 18, 1995, IN OFFICIAL RECORD VOLUME 960, PAGE 812, given as security for payment of the indebtedness of the Mortgagor to the Mortgagee, for value received, hereby releases from the terms of the Mortgage all of the Mortgagee's interest in the property that is subject to the Mortgage, which property is described in Exhibit A attached hereto.

         IN WITNESS WHEREOF, the undersigned has executed this Partial Release of Mortgage as of this 28th day of October, 1998.

Signed and acknowledged
in the presence of:                   OLD KENT BANK, as successor in interest to
                                      Old Kent Bank and Trust Company


/s/ LEO C. KUJAWA                     By:   /s/ ROBERT F. GRANT
-------------------------                   --------------------------
Name: Leo C. Kujawa                   Name: Robert F. Grant
                                      Its:  Senior Vice President

/s/ PAUL G. IRWIN
-------------------------
Name: Paul G. Irwin

                                                  EXHIBIT 10.6 (F) Medina County

                           PARTIAL RELEASE OF MORTGAGE

         Old Kent Bank, successor in interest to Old Kent Bank and Trust Company, as mortgagee (the "Mortgagee"), under that certain Open-End Mortgage, Assignment of Rents and Security Agreement from D.I.Y. Home Warehouse, Inc., an Ohio corporation, as mortgagor (the "Mortgagor"), dated April 28, 1995, RECORDED WITH THE MEDINA COUNTY, OHIO RECORDER ON APRIL 28, 1995, IN OFFICIAL RECORD VOLUME 1030, PAGE 175, given as security for payment of the indebtedness of the Mortgagor to the Mortgagee, for value received, hereby releases from the terms of the Mortgage all of the Mortgagee's interest in the property that is subject to the Mortgage, which property is described in Exhibit A attached hereto.

         IN WITNESS WHEREOF, the undersigned has executed this Partial Release of Mortgage as of this 28th day of October, 1998.

Signed and acknowledged
in the presence of:                  OLD KENT BANK, as successor in interest to
                                     Old Kent Bank and Trust Company


/s/ LEO C. KUJAWA                    By:   /s/ ROBERT F. GRANT
-----------------------                    -------------------------
Name: Leo C. Kujawa                  Name: Robert F. Grant
                                     Its:  Senior Vice President

/s/ PAUL G. IRWIN
-----------------------
Name: Paul G. Irwin